                       NEW ENGLAND LIFE INSURANCE COMPANY

                              501 BOYLSTON STREET
                          BOSTON, MASSACHUSETTS 02116
                                 (617) 578-2000

                                  ZENITH LIFE
                                ZENITH LIFE ONE
                                ZENITH LIFE PLUS
                              ZENITH LIFE PLUS II
                            ZENITH LIFE EXECUTIVE 65
                            ZENITH SURVIVORSHIP LIFE
                         ZENITH SURVIVORSHIP LIFE PLUS
                         ZENITH SURVIVORSHIP LIFE 2002
                           ZENITH VARIABLE WHOLE LIFE
                              ZENITH FLEXIBLE LIFE
                           ZENITH FLEXIBLE LIFE 2001
                           ZENITH FLEXIBLE LIFE 2002
                        ZENITH EXECUTIVE ADVANTAGE PLUS
                        ZENITH EXECUTIVE ADVANTAGE 2000
                         ENTERPRISE EXECUTIVE ADVANTAGE

                       SUPPLEMENT DATED JANUARY 16, 2004
                                       TO
                PROSPECTUSES DATED MAY 1, 1988, APRIL 30, 1999,
             MAY 1, 2000, MAY 1, 2001, MAY 1, 2002 AND MAY 1, 2003

     New England Life Insurance Company ("NELICO") has filed an application with the Securities and Exchange Commission ("SEC") requesting an order to allow NELICO to remove the VIP Asset Manager Portfolio as an investment option under NELICO's variable life insurance policies and to replace it with the MFS Total Return Portfolio. Fidelity Management & Research Company is the adviser to the VIP Asset Manager Portfolio. Massachusetts Financial Services Company is the subadviser to the MFS Total Return Portfolio.

     NELICO believes that the proposed substitution is in the best interest of policy holders. The MFS Total Return Portfolio has investment objectives and policies similar to the VIP Asset Manager Portfolio. NELICO will bear all expenses related to the substitution, and it will have no tax consequences for you. NELICO anticipates that, if such order is granted, the proposed substitution will occur on or about May 1, 2004.

Please note that:

     - No action is required on your part at this time. You will not need to file a new election or take any immediate action if the SEC approves the substitution.

     - The elections you have on file for allocating your premium payments, and your cash value under the Dollar Cost Averaging and Portfolio Rebalancing program (if applicable), will be redirected to the MFS Total Return Sub-Account unless you change your elections and transfer your cash value before the substitution takes place.

     - You may transfer your Policy cash value among the Sub-Accounts and the Fixed Account as usual. The substitution itself will not be treated as a transfer for purposes of the transfer provisions of your Policy.

     - You may transfer your Policy cash value in the VIP Asset Manager Sub-Account (before the substitution) or the MFS Total Return Sub-Account (after the substitution) to any other Sub-Account without charge.

     - On the effective date of the substitution, your Sub-Account cash value will be the same as before the substitution. However, the number of units you are credited in the MFS Total Return Sub-Account will be different from the number of units in the VIP Asset Manager Sub-Account due to the difference in unit values.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE. VL-212-04